MET INVESTORS SERIES TRUST	SUMMARY PROSPECTUS April 29, 2013

Schroders Global Multi-Asset Portfolio

Class B Shares

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio (including the documents listed below) online at www.metlife.com/variablefunds. You can also get this information at no cost by calling 1-800-638-7732 or by sending an e-mail request to RCG@metlife.com. The Portfolio’s Prospectus and Statement of Additional Information, both dated April 29, 2013, and the Portfolio’s financial statements for the year ended December 31, 2012, including the notes to the financial statements, the financial highlights and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Portfolio, dated December 31, 2012, are all incorporated by reference into this Summary Prospectus. This Summary Prospectus is intended for individuals who have purchased certain variable life insurance policies and variable annuity contracts (collectively, “Contracts”) from Metropolitan Life Insurance Company and its affiliates and is not intended for use by other investors.

Investment Objectives

Seeks capital appreciation and current income.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class B
Management Fee	0.67%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.32%
Acquired Fund Fees and Expenses	0.14%

Total Annual Portfolio Operating Expenses	1.38%
Expense Limit*	(0.14%)

Net Operating Expenses	1.24%

*   MetLife Advisers, LLC has contractually agreed, for the period April 29, 2013 through April 30, 2014, to waive fees or pay all expenses (other than Acquired Fund Fees and Expenses, brokerage costs, taxes, interest and any extraordinary expenses) so as to limit Net Operating Expenses (other than Acquired Fund Fees and Expenses, brokerage costs, taxes, interest and any extraordinary expenses) to 1.10% for Class B shares. This arrangement may be modified or discontinued prior to April 30, 2014, only with the approval of the Board of Trustees of the Portfolio.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that any expense limitations for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class B	$127	$426	$746	$1,654

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal period from inception on April 23, 2012 to December 31, 2012, the Portfolio’s portfolio turnover rate was 132% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio’s subadviser, Schroder Investment Management North America Inc. (“SIMNA Inc.”), along with its affiliate, Schroder Investment Management North America Limited (“SIMNA Ltd.” and together with SIMNA Inc., “Schroders”) pursues the Portfolio’s investment objective through a flexible asset allocation approach driven by thematic and tactical ideas. The Portfolio also employs various techniques to seek to control portfolio volatility.

Schroders allocates the Portfolio’s investments among asset classes in response to changing market, economic, and political factors and events that Schroders believes may affect the value of the Portfolio’s investments. The Portfolio invests in globally diverse equity and fixed income securities and may invest in U.S., non-U.S. and emerging market issuers. The Portfolio may also invest up to 10% of its total assets in any combination of the following alternative asset classes: emerging market equities, emerging market debt, high yield debt (commonly known as “junk bonds”), commodities, Treasury Inflation-Protected Securities (“TIPS”) and real estate securities.

The Portfolio is expected, under normal circumstances, to have a strategic asset allocation to global equities in the range of 40%-70% (the “Equity Component”), fixed income securities in the range of 20%-50% (the “Fixed Income Component”), and alternative assets (as described above) in the range of 0%-10% (the “Alternatives Component”) and cash and cash equivalents in the range of 0%-20%. The allocation will be dynamically adjusted within these ranges as market conditions change, however, the net equity exposure could fall below 40% when the volatility cap mechanism is triggered (as described below). Combined investments in the Equity Component and any emerging market equities in the Alternative Component are limited to 70% of the Portfolio’s assets at the time of investment.

Schroders reviews each asset class on an ongoing basis to determine whether it provides the opportunity to enhance performance or to reduce risk. Schroders makes use of fundamental macro research and proprietary asset allocation models to aid the asset allocation decision making process. When making these allocation decisions Schroders considers a common set of drivers (e.g. valuation, cyclical and sentiment) and a range of time horizons (e.g. shorter-term tactical, medium-term thematic and longer-term structural). By adjusting investment exposure among the various asset classes in the Portfolio, Schroders seeks to reduce overall portfolio volatility and mitigate the effects of extreme market environments, while continuing to pursue the Portfolio’s investment objective.

The Portfolio may invest in any type of equity or fixed income security, including common and preferred stocks, warrants and convertible securities, mortgage-backed securities, asset-backed securities and government and corporate bonds. The Portfolio may invest in securities of companies across the capitalization spectrum, including smaller capitalization companies, and the Portfolio may also invest in exchange-traded funds (“ETFs”). The Portfolio also may invest in commodities or investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities, either by investing directly in such instruments, or indirectly by investing in its wholly-owned subsidiary as discussed below. The Portfolio is expected to be highly diversified across industries, sectors, and countries. Schroders may sell securities when it believes that they no longer offer attractive potential future returns compared to other investment opportunities or that they present undesirable risks, or to limit losses on securities that have declined in value.

In selecting securities for the Equity Component, Schroders analyzes company fundamentals of value, quality, growth stability and financial strength. This approach seeks to maximize the Portfolio’s exposure to stocks having a higher probability of good performance—and avoid or underweight stocks with a higher probability of poor performance.

The Fixed Income Component consists of investment grade fixed and floating rate securities. In selecting securities for the Fixed Income Component, Schroders exploits the asymmetric risks of the credit premium through downside risk management. Schroders accomplishes this through detailed credit analysis that uses the firm’s fundamental research to gain a full perspective of the issuer and its capital structure.

Schroders will seek to limit the annual total volatility of the Portfolio to 10% (excluding any contribution to volatility from exposure to Interest Rate Derivatives, defined below). Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time. High volatility may result from rapid and dramatic price swings. To the extent that adequate volatility management cannot be obtained through asset allocation, Schroders will systematically employ a volatility cap mechanism which seeks to limit the Portfolio’s volatility. In seeking to limit the Portfolio volatility, Schroders expects to use liquid equity futures as the principal tool to reduce equity exposure. While Schroders attempts to manage the Portfolio’s volatility exposure to stabilize performance, there can be no assurance that the Portfolio will reach the targeted volatility.

The Portfolio may make substantial use of derivatives. Schroders may seek to obtain, or reduce, exposure to one or more asset classes through the use of exchange-traded or over-the-counter derivatives, such as futures contracts, interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the Portfolio, and structured notes. The Portfolio may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Portfolio’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics.

The Portfolio will also use a combination of interest rate swaps, interest rate futures, treasury futures and total return swaps (“Interest Rate Derivatives”) with a nominal value (meaning the fixed face value, rather than the market value, of these instruments) equal to approximately 30% of the Portfolio’s net assets under normal market conditions. This percentage may change in different market environments, but is normally expected to stay within the range of approximately 25% to 35% of net assets. Schroders expects these instruments to provide additional diversification and balance the sources of risk in the Portfolio. Under certain market conditions, however, the investment performance of the Portfolio may be less favorable than it would be if the Portfolio did not use Interest Rate Derivatives. The Adviser anticipates that under normal market conditions these Interest Rate Derivatives will have a maturity of approximately 10 years.

For more information about these derivatives investments, please see “Investment Strategies and Risks” in the Statement of Additional Information. Separate to the strategic asset allocation the Portfolio will maintain a portion of its assets in cash and cash

Schroders Global Multi-Asset Portfolio

equivalents, which will serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio may allocate up to 10% of its total assets to its wholly-owned and controlled subsidiary, organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). Schroders also manages the assets of the Subsidiary. Generally, the Subsidiary will invest primarily in commodity derivatives, exchange-traded notes and total return swaps. The Portfolio will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Portfolio. The Portfolio is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

Principal Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.

Information Risk.    When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium, or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources, and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates.

Emerging Markets Risk.    In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceed repatriation restrictions, government confiscation, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.

Interest Rate Risk.    The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Interest Rate Swap Risk.    The risk of interest rate swaps includes changes in market conditions that may affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. Certain interest rate swap arrangements also may involve the risk that they do not fully offset adverse changes in interest rates. Interest rate swaps may in some cases be illiquid and may be difficult to trade or value, especially in the event of market disruptions. Under certain market conditions, the use of interest rate swaps may result in less favorable performance than if such swap arrangements had not been used.

Credit and Counterparty Risk.    The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by the Portfolio fails

Schroders Global Multi-Asset Portfolio

to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivative or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Commodities Risk.    Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Asset Allocation Risk.    The Portfolio’s ability to achieve its investment objective depends upon Schroders’ analysis of various factors and Schroders’ ability to select an appropriate mix of asset classes based on its analysis of such factors. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if Schroders allocates a significant portion of the Portfolio’s assets to an asset class that does not perform as Schroders anticipated, including relative to other asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.

Investment Company and Exchange Traded Fund Risk.    An investment in an investment company or ETF involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.

Real Estate Investment Risk.    Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.

Mortgage-backed and Asset-backed Securities Risk.    The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by the Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Portfolio receiving payments of principal or interest may be substantially limited.

TIPS and Inflation-Linked Bonds Risk.    The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including TIPS, may experience greater losses than other fixed income securities with similar durations.

High Yield Debt Security Risk.    High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for more highly rated debt securities.

Subsidiary Risk.    By investing in the Subsidiary, the Portfolio is indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. There can be no assurance that the Subsidiary’s investments will contribute to the Portfolio’s returns. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Portfolio, such as by reducing the Portfolio’s investment returns.

Tax Risk.    In order for the Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Portfolio must derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the Statement of Additional Information. Because income from certain commodity-linked derivative instruments generally is not considered to be qualifying income, the Portfolio does not generally expect to invest directly in such instruments. Rather, the Portfolio’s investment in the Subsidiary is expected to provide the Portfolio with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for the purposes of the Portfolio remaining qualified as a regulated investment company for U.S. federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

Convertible Securities Risk.    Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer at a time and a price that is disadvantageous to the Portfolio.

Schroders Global Multi-Asset Portfolio

Portfolio Turnover Risk.    The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.

Volatility Management Risk.    Although the Portfolio’s Subadviser attempts to adjust the Portfolio’s overall exposure to volatility, there can be no guarantee that the Portfolio’s Subadviser will be successful in managing the Portfolio’s overall level of volatility. The Portfolio may not realize the anticipated benefits from its volatility management strategies or it may realize losses because of the investment techniques employed by the Subadviser to manage volatility, the implementation of those strategies by the Subadviser or the limitations of those strategies in times of extremely low volatility or extremely high volatility. Under certain market conditions, the use of volatility management strategies by the Subadviser may also result in less favorable performance than if such strategies had not been used.

Credit Default Swap Risk.    Credit default swaps may increase credit and counterparty risk (depending on whether the Portfolio is the buyer or seller of the swaps), and they may in some cases be illiquid. Credit default swaps also may be difficult to trade or value, especially in the event of market disruptions. Credit default swap transactions in which the Portfolio is the seller may require that the Portfolio liquidate portfolio securities when it may not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Derivative transactions may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Short Position Risk.    The Portfolio will incur a loss from a short position if the value of the reference instrument increases after the time the Portfolio entered into the short position. Short positions generally involve a form of leverage, which can exaggerate the Portfolio’s losses, and also may involve credit and counterparty risk. A portfolio that enters into a short position may lose more money than the actual cost of the short position and its potential losses may be unlimited if the portfolio does not own the reference instrument and it is unable to close out of the short position. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.

Past Performance

The Portfolio commenced operations on April 23, 2012. As a result, it does not have a significant operating history.

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser.

Subadviser.    Schroders (the “Subadviser”) is the subadviser to the Portfolio.

Portfolio Managers.    Johanna Kyrklund, Head of Multi-Asset Investments, Michael Hodgson, Head of Structuring, and Philip Chandler, Multi-Asset Portfolio Manager, all with the Subadviser, have managed the Portfolio since its inception.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are only sold to separate accounts of Metropolitan Life Insurance Company and its affiliates to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

Schroders Global Multi-Asset Portfolio

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